SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 31, 2003



                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                                            22-1697095
           ----------                                            ----------
(State or other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


505 Main Street, P.O. Box 667, Hackensack, New Jersey                    07602
-----------------------------------------------------                    -----
        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   201-488-6400
                                                     ------------

Item 5. Other Events

     The Registrant has reported to its shareholders the acquisition of the Damascus Shopping Center in Damascus, MD, on July 31, 2003. The Press Release is included as Exhibit I to this Form 8-K.




Disclosure Concerning Forward-Looking Statements
------------------------------------------------
Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.































                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              FIRST REAL ESTATE INVESTMENT TRUST
                                                                   OF NEW JERSEY

                                                   By: /s/ Robert S, Hekemian
                                                       -------------------------
                                                          Robert S. Hekemian
                                                           Chairman of the Board

 DATED: August 13, 2003

                                                                       Exhibit I
                                                                       ---------

                            DAMASCUS SHOPPING CENTER
                                    ACQUIRED


HACKENSACK, NJ, August 13, 2003 - First Real Estate Investment Trust of NJ ("FREIT") is pleased to announce that on July 31, 2003, Damascus Centre, LLC, an entity wholly owned by FREIT, acquired the Damascus Shopping Center in Damascus, MD.

The Shopping Center is situated on 13 acres, and contains approximately 139,000 SF of retail and office space. A Safeway supermarket is the anchor tenant.

The total acquisition costs of $10.3 Million were financed in part by the assumption of an existing $2.6 Million first mortgage loan and the balance of $7.7 Million with equity capital. Included in the acquisition costs is an amount paid to an existing tenant to terminate its lease as of December 31, 2003. FREIT is considering offering an interest in this investment to a joint venture partner owned by employees of Hekemian & Co., Inc., FREIT's managing agent.

FREIT plans to demolish the existing buildings, with the exception of the freestanding McDonald's restaurant. A new Shopping Center will be constructed of approximately 145,000 SF, of which 58,000 SF is expected to be occupied by a new, prototype Safeway Supermarket. A smaller building will be constructed on an out parcel, which will accommodate the office tenants as well as some smaller, retail space. This plan to construct a new center is subject to obtaining all approvals and building permits from the various governing authorities.

The Board of Trustees believes that the acquisition of the Damascus Shopping Center is important to FREIT and that it will further enhance shareholder value.

  The statements in this report that relate to future earnings or performance are forward-looking and as such may involve known and unknown risk, uncertainties, and other factors. Actual results might differ materially and be adversely affected by such factors as longer than anticipated lease-up periods or the inability of tenants to pay increased rents.
  Additional information about these factors is contained in the Trust's filings with the SEC including the Trust's most recent filed reports on Form 10-K, Form 10-Q, and Form 8-K.

--------------------------------------------------------------------------------
     First Real Estate Investment Trust is a publicly traded (over-the-counter - symbol FREVS) REIT organized in 1961. It has approximately $96 million
(historical cost basis) of assets. Its portfolio of residential and retail properties extends from Eastern L.I. to Maryland, with the largest concentration in Northern New Jersey
--------------------------------------------------------------------------------

   For additional information contact Shareholder Relations at (201) 488-6400